                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the registrant /X/
    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    / / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                           ACTIVISION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                           3100 Ocean Park Boulevard

                         Santa Monica, California 90405

                                                                  August 7, 1998

Dear Stockholder:

    You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Activision, Inc. The meeting will be held on Wednesday, September 23, 1998, beginning at 9:00 a.m. at the Loews Santa Monica Beach Hotel, 1700 Ocean Avenue, Santa Monica, California 90401.

    Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

    It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.

                                          Sincerely,

                                          /s/ ROBERT A. KOTICK
                                         ---------------------------------------
                                          Robert A. Kotick
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

                                          /s/ LAWRENCE GOLDBERG
                                         ---------------------------------------
                                          Lawrence Goldberg
                                          SECRETARY

                                     [LOGO]

                           3100 OCEAN PARK BOULEVARD

                         SANTA MONICA, CALIFORNIA 90405

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 23, 1998

                            ------------------------

To the Stockholders of Activision, Inc.

    The 1998 Annual Meeting of Stockholders of Activision, Inc. (the "Company") will be held at the Loews Santa Monica Beach Hotel, 1700 Ocean Avenue, Santa Monica, California 90401, on Wednesday, September 23, 1998 at 9:00 a.m., local time, for the following purposes:

    1. To elect six directors of the Company to hold office for one year terms and until their respective successors are duly elected and qualified.

    2.  To approve the adoption of the Company's 1998 Incentive Plan.

    3. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

    The foregoing items of business are described more fully in the Proxy Statement accompanying this Notice.

    The Board of Directors of the Company has fixed the close of business on July 27, 1998 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting.

    STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

    YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ARE PRESENT AT THE ANNUAL MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                                          By Order of the Board of Directors,

                                          /s/ LAWRENCE GOLDBERG
                                         ---------------------------------------
                                          Lawrence Goldberg
                                          SECRETARY

August 7, 1998

Santa Monica, California

                                     [LOGO]

                           3100 OCEAN PARK BOULEVARD
                         SANTA MONICA, CALIFORNIA 90405

                            ------------------------

                                PROXY STATEMENT
                                    for the
                         Annual Meeting of Stockholders
                        to be held on September 23, 1998

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Activision, Inc., a Delaware corporation (the "Company"), of proxies from the holders (the "Stockholders") of the Company's issued and outstanding shares of common stock, $.000001 par value per share (the "Common Stock"), to be used at the Annual Meeting of Stockholders to be held on Wednesday, September 23, 1998, at the Loews Santa Monica Beach Hotel, 1700 Ocean Avenue, Santa Monica, California 90401, at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

    This Proxy Statement and enclosed Proxy Card are first being mailed to the Stockholders of the Company on or about August 7, 1998.

    At the Annual Meeting, the Stockholders will be asked to consider and vote upon the following proposals (the "Proposals"):

    1. The election of six directors of the Company ("Directors") to hold office for one year terms and until their respective successors are duly elected and qualified.

    2.  Approving the adoption of the Company's 1998 Incentive Plan.

    3.  Such other business as may properly come before the Annual Meeting.

    Only the holders of record of the Common Stock at the close of business on July 27, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters. As of the Record Date, 20,022,565 shares of Common Stock were outstanding.

    A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be represented at the Annual Meeting in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting. A plurality of all the votes cast at the Annual Meeting is sufficient to elect a Director (Proposal 1). The affirmative vote of stockholders owning at least a majority of all outstanding shares of Common Stock voting on the proposal is required for approval of Proposal 2. Abstentions and broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote on Proposal 2.

    The Common Stock represented by all properly executed Proxy Cards returned to the Company will be voted at the Annual Meeting as indicated or, if no instruction is given, in favor of all of the Proposals. As to any other business which may properly come before the Annual Meeting, all properly executed Proxy Cards returned to the Company will be voted by the persons named therein in accordance with their best judgment. The Company does not presently know of any other business which may come before the Annual Meeting. Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of the Company a duly signed revocation or a proxy bearing a later date or (b) by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

    In order that your shares of Common Stock may be represented at the Annual Meeting, you are requested to:

    -- indicate your instructions on the Proxy Card;

    -- date and sign the Proxy Card;

    -- mail the Proxy Card promptly in the enclosed envelope; and

    -- allow sufficient time for the Proxy Card to be received on or before 11:00 a.m. on
     September 15, 1998.

    NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Six Directors are to be elected to serve until the Company's next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Except where otherwise instructed, proxies solicited by this Proxy Statement will be voted for the election of each of the six nominees listed below, all of whom are presently members of the Board. Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. However, if any nominee shall become unable to stand for election as a Director at the Annual Meeting, an event not now anticipated by the Board, the proxy will be voted for a substitute designated by the Board or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the membership of the Board to the number of nominees available. All Directors serve for one year terms. There is no family relationship between any nominee and any other nominee or Executive Officer of the Company.

DIRECTORS/NOMINEES

    The names of the nominees, and certain information about them (including their terms of service), are set forth below:

                                                                                                              DIRECTOR
NAME OF NOMINEE                   AGE     PRINCIPAL OCCUPATION                                                  SINCE
-----------------------------     ---     ------------------------------------------------------------------  ---------
Harold A. Brown (1)..........  46         Partner, Gang, Tyre, Ramer & Brown, Inc.                              1996

Barbara S. Isgur (1)(2)......  56         Sr. Vice President, Stratagem                                         1991

Brian G. Kelly...............  35         President and Chief Operating Officer of the Company                  1995

Robert A. Kotick.............  35         Chairman and Chief Executive Officer of the Company                   1991

Steven T. Mayer (1)(2).......  53         Consultant                                                            1991

Robert J. Morgado (2)........  55         Chairman, Maroley Media Group                                         1997

------------------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

    Mr. Brown has been a director of the Company since November 1996. Mr. Brown is a partner in the law firm of Gang, Tyre, Ramer & Brown, Inc. He has been with Gang, Tyre, Ramer & Brown, Inc. since 1976 and a partner since 1980. He graduated Order of the Coif from Boalt Hall (UC Berkeley) Law School in 1976. Since 1984, he has served as Executive Director of the Entertainment Law Institute at the University of Southern California and has been a member of the Board, Treasurer and Chairman of the Finance and Audit Committee of the Geffen Playhouse since 1996. In addition, Mr. Brown has been a member of the Hebrew Union College Los Angeles Board of Overseers since 1994. Gang, Tyre, Ramer & Brown, Inc. has from time to time performed legal services for the Company.

    Ms. Isgur has been a director of the Company since February 1991. She is a Senior Vice President of Stratagem, an investment banking firm specializing in the software industry, and has held such position since September 1993. Ms. Isgur also served as President of BSI Consulting from 1990 to 1993. She served as a Vice President of Needham & Co., a high technology investment banking firm, from 1989 to 1990. During 1988, Ms. Isgur served as a Vice President at Manufacturers Hanover Securities. From 1985 to 1988, she was a principal of D.H. Brown Associates. Ms. Isgur was a Vice President and microcomputer industry analyst at Paine Webber, Incorporated from 1981 to 1985.

    Mr. Kelly has been a director of the Company since July 1995. He has served as Chief Operating Officer since July 1995 and President since July 1997. He also served as Chief Financial Officer of the Company from February 1991 until July 1997 and Secretary of the Company from May 1991 until October 1997. Mr. Kelly served as Vice President-Finance of International Consumer Technologies

Corporation ("ICT") from December 1990 to January 1995 and as director of ICT from February 1994 to January 1995. In January 1995, ICT was merged with and into a subsidiary of the Company. Mr. Kelly received a law degree from Fordham Law School, a B.A. degree in accounting from Rutgers University, and is a certified public accountant.

    Mr. Kotick has been a Director, Chairman of the Board and Chief Executive Officer of the Company since February 1991. Mr. Kotick was Chairman and Chief Executive Officer of Leisure Concepts, Incorporated, a public company in the licensing and merchandising business, from June 1990 to December 1990. He was also a founder of ICT and acted as its President as well as a director from its inception in 1986 to January 1995.

    Mr. Mayer has been a Director of the Company since February 1991. Mr. Mayer is an independent multimedia consultant to a number of major corporations. From 1984 until December 1992, Mr. Mayer was Chairman of the Board of Digital F/X, Incorporated, a manufacturer of video production equipment. Mr. Mayer was a founder of Atari Corporation in 1973, and served as a Division President of Warner Communications-Entertainment Software until 1985, when he left to start Take One Partners, Incorporated, the predecessor to Digital F/X.

    Mr. Morgado has been a Director of the Company since February 1997. Mr. Morgado is Chairman of Maroley Media Group, a media entertainment investment company he established in 1995. From 1985 to 1995, he was the Chairman and Chief Executive Officer of the Warner Music Group, Inc. Mr. Morgado serves on the Board of Trustees of the New School for Social Research and is the Chairman of the Board of Governors of the Mannes College of Music. Mr. Morgado also is Chairman of the Board of World Communications, Inc., a position he has held since January 1997; he also has been a member of the Boards of Nest Entertainment since January 1996, Berkshire Bank since January 1989 and United Medical Enterprises since April 1996.

              THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION
                         OF EACH NOMINEE FOR DIRECTOR.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board held four meetings and acted five times by unanimous written consent during the Company's full fiscal year ended March 31, 1998. In such fiscal year, each incumbent Director attended all of the meetings of the Board and of each committee thereof of which he or she was a member.

    The Board has established an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

    During the fiscal year ended March 31, 1998, the Audit Committee was composed of Ms. Isgur and Mr. Mayer. In June 1998, Mr. Brown also became a member of the Audit Committee. The function of the Audit Committee is to recommend to the Board the independent public accountants to be engaged by the Company and to review the Company's general policies and procedures with respect to audits and accounting and financial controls, the scope and results of the auditing engagement, and the extent to which the Company has implemented changes suggested by the internal audit staff and the independent public accountants. The Audit Committee also reviews the terms of material related party transactions. No member of the Audit Committee is an employee of the Company. The Audit Committee met once during the fiscal year ended March 31, 1998.

    During the fiscal year ended March 31, 1998, the Compensation Committee was composed of Ms. Isgur and Mr. Mayer. In June 1998, Mr. Morgado also became a member of the Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy. The Compensation Committee also serves as the committee to administer the Company's 1991 Stock Option and Stock Awards Plan (the "Employee Stock Plan"). No member of the Compensation Committee is an employee of the Company. The Compensation Committee met once during the fiscal year ended March 31, 1998. See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" and "Compensation Committee Report on Executive Compensation."

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

    None of the Executive Officers of the Company are related, and each holds office at the pleasure of the Board. As of July 27, 1998, the Executive Officers and certain key employees of the Company were as set forth below.

EXECUTIVE OFFICERS

    JOHN T. BAKER, IV, 38, has served as Senior Vice President, Corporate Development since July 1997 and Vice President, Operations, Administration and Planning from October 1995 to July 1997. From 1992 to 1995, Mr. Baker was employed with Robertson Ceco Corporation, most recently as Senior Vice President, Finance and Administration of its Metal Buildings Group. Prior to that, Mr. Baker was engaged in principal investing, from 1990 to 1992 as a Vice President at Sixx Holdings, Inc. and from 1988 to 1992 as a Vice President of The Thompson Company. Mr. Baker holds a B.S. Degree in Business Administration from the University of Wisconsin and a M.B.A. degree from Harvard University.

    LAWRENCE GOLDBERG, 39, has served as Senior Vice President, Business Affairs and General Counsel since July 1997 and Secretary of the Company since October 1997. Mr. Goldberg also served as Vice President, Business Affairs and General Counsel from August 1994 to July 1997. Mr. Goldberg was an attorney at Rosenfeld, Meyer and Susman from 1986 to 1994 and a partner from 1991 to 1994. From 1984 until 1986, Mr. Goldberg was an attorney at O'Melveny & Myers. Mr. Goldberg received his law degree from the University of California at Los Angeles and he holds a B.S. degree in Industrial and Labor Relations from Cornell University.

    BRIAN G. KELLY, President since July 1997 and Chief Operating Officer since July 1995. Biographical information regarding Mr. Kelly is set forth under "Nominees for Election as Directors."

    ROBERT A. KOTICK, Chairman of the Board and Chief Executive Officer since February 1991. Biographical information regarding Mr. Kotick is set forth under "Nominees for Election as Directors."

    BARRY J. PLAGA, 36, has served as Senior Vice President and Chief Financial Officer since July 1997, Vice President, Finance of the Company from February 1991 to July 1997 and Chief Accounting Officer from March 1992 to July 1997. In addition, Mr. Plaga was Controller of ICT and Disc Company, Inc. ("TDC"), a former wholly owned subsidiary of ICT, from January 1991 until January 1995. Mr. Plaga holds a Masters degree in Accounting and a B.S. degree in Business Administration from the University of Southern California, and is a certified public accountant.

OTHER KEY EMPLOYEES

    ROBERT J. DEWAR, 43, has served as Senior Vice President, International since July 1997 and Managing Director of the Company's European operations since October 1996. From 1989 to 1996, Mr. Dewar was employed with Electronic Arts, most recently as Vice President and Chief Operating Officer of Electronic Arts Europe. From 1987 to 1989, Mr. Dewar was the Finance and Operational Director at Mirrorsoft, the software publishing arm under the Maxwell Communication Corporation. From 1985 to 1987, Mr. Dewar worked as the Financial and Operational Director for Nationwide Refrigeration Supplies. Mr. Dewar holds a degree in Business Studies and Economics from Dundee University and qualified as a Chartered Accountant in 1983.

    ALAN R. GERSHENFELD, 35, has served as Senior Vice President, Studios since July 1997, Vice President of Production from October 1994 to July 1997 and Vice President of Creative Affairs from August 1993 to July 1997. From 1992 to 1993, Mr. Gershenfeld was the Associate Director for Programming/Director of Screenwriting Competition for Philadelphia Festival of World Cinema and from 1989 to 1991 he was a post-production /delivery supervisor at Edward R. Pressman Film Corp. Mr. Gershenfeld holds a B.S. degree in International Relations from Swarthmore College.

    ERIC A. JOHNSON, 34, has served as Senior Vice President, North American Marketing since July 1997 and Vice President of Marketing from November 1994 to July 1997. He previously served as the Senior Vice President of Activision Merchandising and Licensing, Vice President of the Company's Creative Services Division and General Manager of Activision Merchandising and its predecessor operation at TDC, since 1989. From 1984 to 1989, Mr. Johnson was a partner in Select Hotel Management, where he developed hotel properties throughout Michigan. Mr. Johnson holds a B.S. degree in Economics from the University of Michigan.

    MITCHELL H. LASKY, 36, has served as Senior Vice President, Studios since July 1997 and Vice President, Business Development from April 1996 to July 1997. From 1995 to 1996, Mr. Lasky was founder and Chief Executive Officer of Serum, a start-up developer of multiplayer internet games. From 1993 to 1995, Mr. Lasky was a Senior Counsel for Disney Interactive. From 1988 to 1993, he was an attorney for Irell & Manella. Mr. Lasky received his law degree from the University of Virginia and he holds a B.S. degree in History and Literature from Harvard University.

    RONALD L. SCOTT, 37, has served as Senior Vice President, North American Sales since July 1997 and as Vice President of North and Latin American Sales and Distribution from July 1996 to July 1997. From 1987 until 1996, Mr. Scott served in various capacities with The Nestle Food Company, most recently as Director of Business Development. From 1984 until 1987, Mr. Scott was employed by The Proctor and Gamble Distributing Co. Mr. Scott holds a B.S. degree in Economics and Mathematics from Occidental College.

    RICHARD A. STEELE, 42, has served as Managing Director of the Company's European Distribution Operations since November 1997. From 1985 to July 1996, Mr. Steele was employed by CentreSoft (acquired by the Company as a subsidiary of Combined Distribution Holdings, Ltd., in November 1997), most recently as Managing Director. Mr. Steele holds a B.A. degree in English and Related Literature from the University of York.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information, as of July 13, 1998, with respect to the beneficial ownership of the Company's common stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) each Director and nominee; (iii) each Executive Officer named in the Summary Compensation Table below; and (iv) all Executive Officers and Directors as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by him, her or it.

                                                                              SHARES BENEFICIALLY
                                                                                   OWNED (1)
                                                                            -----------------------
                                                                                          PERCENT
BENEFICIAL OWNER AND ADDRESS                                                  AMOUNT     OF CLASS
--------------------------------------------------------------------------  ----------  -----------
Wellington Management Company, LLP(2).....................................   2,382,100   11.9%
  75 State Street
  Boston, Massachusetts 02109
Franklin Resources, Inc. (3)..............................................   1,895,330   9.5%
  777 Mariners Island Blvd.
  P.O. Box 7777
  San Mateo, California 94403-777
Robert A. Kotick (4)......................................................   1,511,366   7.4%
J. & W. Seligman & Co. Incorporated (5)...................................   1,069,675   5.3%
  100 Park Avenue
  New York, New York 10017
Brian G. Kelly (6)........................................................   1,079,272   5.2%
Barry J. Plaga (7)........................................................     166,929       *
Lawrence Goldberg (8).....................................................     130,311       *
John T. Baker, IV (9).....................................................     105,183       *
Steven T. Mayer, Director (10)............................................      65,095       *
Barbara S. Isgur, Director (11)...........................................      36,667       *
Harold A. Brown, Director (12)............................................       7,334       *
Robert J. Morgado, Director (12)..........................................       7,334       *
All Directors and Executive Officers as a Group (9 persons)...............   3,072,010   14.1%

------------------------

 (1) Percent of Class, except with respect to J. & W. Seligman & Co. Incorporated, Messrs. Kotick, Kelly, Goldberg, Baker and Plaga, and all Directors and Executive Officers as a Group, was computed based on 20,022,565 shares of Common Stock outstanding as of July 13, 1998, which does not assume the exercise of any outstanding Director or employee warrants or options. Percent of class with respect to J. & W. Seligman & Co. Incorporated was computed based on 20,022,565 shares of Common Stock outstanding as of July 13, 1998 and the number of shares of Common Stock issuable upon conversion of the Company's 6 3/4% Subordinated Convertible Notes held by such corporation. Percent of Class with respect to Messrs. Kotick, Kelly, Goldberg, Baker, Plaga and all Directors and Executive Officers as a Group was computed based on 20,022,565 shares of Common Stock outstanding as of July 13, 1998 and, in each such person's case, the number of shares of Common Stock issuable upon the exercise of the warrants or options exercisable within 60 days held by such individual or, in the case of all Directors and Executive Officers as a Group, the number of shares of Common Stock issuable upon the exercise of the warrants or options exercisable within 60 days held by all such individuals, but does not include the number of shares of Common Stock issuable upon the exercise of any other outstanding Director or employee warrants or options.

 (2) The number of shares owned by Wellington Management Company, LLP is based on ownership data publicly available as of July 13, 1998 and Wellington Management Company, LLP's Schedule 13G dated March 31, 1998.

 (3) The number of shares owned by Franklin Resources, Inc. is based on ownership data publicly available as of July 13, 1998 and Franklin Resources, Inc.'s Schedule 13G dated August 8, 1997.

 (4) Includes (i) 869,804 shares held by Mr. Kotick, (ii) 507,989 shares issuable upon the exercise of options exercisable within 60 days held by such individual pursuant to the Employee Stock Plan, (iii) 37,481 shares owned directly by Delmonte Investments, L.L.C., of which such individual is a controlling person, and (iv) 96,092 shares issuable upon the exercise of currently exercisable options issued to such individual as part of the January 1995 merger with ICT in exchange for options to purchase shares of ICT stock previously held by such person.

 (5) Number of shares owned is based on confirmation by J. & W. Seligman and Co. Incorporated and J. & W. Seligman and Co. Incorporated's Schedule 13G dated February 13, 1998. Includes (i) 1,059,300 shares held by such corporation, and (ii) 10,375 shares issuable upon conversion of the Company's 6 3/4% Subordinated Convertible Notes due 2005.

 (6) Includes (i) 230,590 shares held by Mr. Kelly, (ii) 811,201 shares issuable upon the exercise of options exercisable within 60 days held by such individual pursuant to the Employee Stock Plan, and (iii) 37,481 shares owned directly by Delmonte Investments, L.L.C., of which such individual is a controlling person.

 (7) Includes 67,943 shares held by Mr. Plaga and 98,986 shares issuable upon the exercise of options exercisable within 60 days held by such individual pursuant to the Employee Stock Plan.

 (8) Includes 1,677 shares held by Mr. Goldberg and 128,634 shares issuable upon the exercise of options exercisable within 60 days held by such individual pursuant to the Employee Stock Plan.

 (9) Includes 83 shares held by Mr. Baker and 105,100 shares issuable upon the exercise of options exercisable within 60 days held by such individual pursuant to the Employee Stock Plan.

 (10) Includes 28,428 shares held by Mr. Mayer and 36,667 shares issuable upon the exercise of warrants exercisable within 60 days held by such individual.

 (11) Includes 36,667 shares issuable to Ms. Isgur upon the exercise of warrants exercisable within 60 days held by such individual.

 (12) Includes 7,334 shares issuable to each of Mr. Brown and Mr. Morgado upon the exercise of warrants exercisable within 60 days held by such individual.

   * Percent of Class less than 1%.

                      COMMON SHARE PRICE PERFORMANCE GRAPH

    The graph below compares the Company's cumulative total stockholder return on its common stock in the period from April 1, 1993, through March 31, 1998, with the total cumulative return of the NASDAQ Market Index and Hambrecht & Quist High Technology Index over the same period.

    The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's common stock.

    The graph below shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 as amended, or under the Securities Exchange Act of 1934 as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           ACTIVISION   NASDAQ     H&Q TECHNOLOGY
3/31/93       $100.00    $100.00           $100.00
3/31/94        287.50     107.73            110.70
3/31/95        200.00     118.41            142.70
3/31/96        437.50     159.59            196.00
3/31/97        375.00     177.02            250.20
3/31/98        358.33     265.99            389.50

                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

COMPENSATION OF DIRECTORS

    Each Director who was not an employee of the Company was compensated at the rate of $10,000 per year for his or her regular services as a Director, with an additional $1,000 for each Board meeting attended in person, $750 for each Board meeting attended via conference telephone, $750 for each meeting of a committee of the Board of which such Director is a member attended in person and $500 for each meeting of a committee of the Board of which such Director is a member attended via conference telephone.

EXECUTIVE COMPENSATION

    The following table sets forth certain information with respect to the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended March 31, 1998, 1997 and 1996, of those persons who were at March 31, 1998 (i) the Chief Executive Officer of the Company, and (ii) the Company's four other most highly compensated Executive Officers whose salary and bonus exceeded $100,000 (collectively, the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM
                                                                                                COMPENSATION
                                                                                                -------------
                                                                          ANNUAL COMPENSATION    SECURITIES
NAME AND                                                                 ---------------------   UNDERLYING
PRINCIPAL POSITION                                          FISCAL YEAR  SALARY(1)     BONUS     OPTIONS(#)
----------------------------------------------------------  -----------  ----------  ---------  -------------
Robert A. Kotick..........................................        1998   $  225,475     --          125,000
  Chairman, Chief                                                 1997      192,975     --           62,821
  Executive Officer and Director                                  1996      175,000     --          576,000(2)

Brian G. Kelly............................................        1998   $  225,535     --          637,000
  President,                                                      1997      176,475     --           58,021
  Chief Operating Officer and Director                            1996      160,000     --          533,000(3)

Lawrence Goldberg.........................................        1998   $  165,485  $  15,000      125,328
  Senior Vice President, Business Affairs,                        1997      151,941     --           15,000
  General Counsel and Secretary                                   1996      142,000     --           17,500

John T. Baker, IV.........................................        1998   $  160,492  $  15,000      140,562
  Senior Vice President,                                          1997      139,050     --           15,000
  Corporate Development                                           1996       65,077     --            7,500

Barry J. Plaga............................................        1998   $  149,375  $  15,000       67,054
  Chief Financial Officer                                         1997      137,829     --           40,228
                                                                  1996      104,500     --           10,000

------------------------

(1) Includes deferrals from Section 401(k) Plan.

(2) Stock options to purchase 183,666 shares granted on July 21, 1995 with an exercise price of $21.18 per share were canceled on May 19, 1997.

(3) Stock options to purchase 512,000 shares granted on July 21, 1995 with a weighted average exercise price of $17.23 per share were canceled on May 19, 1997.

    The following table sets forth information regarding individual grants of options to purchase the Company's Common Stock during the Company's 1998 fiscal year to each of the Named Executives. All such grants were made pursuant to the Company's Employee Stock Plan. In accordance with the rules of the Securities Exchange Commission ("SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective ten year option terms. In instances where the exercise price of the option grants was higher than the market price of the Company's Common Stock on the date of grant, the market price was used to calculate hypothetical gains, and in many instances, resulted in no hypothetical gain. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock. The hypothetical gains shown in this table are not intended to forecast possible future appreciation, if any, of the stock price.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                            POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF STOCK PRICE
                                                                              APPRECIATION FOR OPTION TERM OF 10
                                        INDIVIDUAL GRANTS                                 YEARS(12)
                        -------------------------------------------------   --------------------------------------
                                     % OF TOTAL
                                      OPTIONS                                       5%                 10%
                        SECURITIES   GRANTED TO    EXERCISE                 ------------------  ------------------
                        UNDERLYING   EMPLOYEES     OR BASE                  PRICE               PRICE
                         OPTIONS     IN FISCAL      PRICE      EXPIRATION    PER    AGGREGATE    PER    AGGREGATE
         NAME              (#)        YEAR(1)     ($/SHARE)       DATE      SHARE     VALUE     SHARE     VALUE
----------------------  ----------   ----------   ----------   ----------   ------  ----------  ------  ----------
Robert A. Kotick......   125,000         4.5%     $ 9.88(2)     05/19/07    $16.09  $  776,250  $25.61  $1,966,250

Brian G. Kelly........   125,000         4.5%     $ 9.88(2)     05/19/07    $16.09  $  776,250  $25.61  $1,966,250
                         512,000       18.44%     $ 9.88(3)     05/19/07    $16.09  $3,179,520  $25.61  $8,053,760

Lawrence Goldberg.....    42,484        1.53%     $ 9.50(4)     03/24/08    $15.47  $  253,629  $24.64  $  643,208
                          25,000         .90%     $ 9.50(5)     03/24/08    $15.47  $  149,250  $24.64  $  378,500
                           8,310         .30%     $10.50(6)     05/15/07    $16.29  $   52,270  $25.94  $  132,461
                          27,346         .99%     $10.50(7)     05/15/07    $16.29  $  172,006  $25.94  $  435,895
                           7,188         .26%     $10.88(8)     04/01/07    $17.71  $   49,094  $28.21  $  124,568
                          15,000         .54%     $10.88(9)     04/01/07    $17.71  $  102,450  $28.21  $  259,950

John T. Baker, IV.....    31,853        1.15%     $ 9.50(4)     03/24/08    $15.47  $  190,162  $24.64  $  482,254
                          25,000         .90%     $ 9.50(5)     03/24/08    $15.47  $  149,250  $24.64  $  378,500
                           6,248         .23%     $10.50(6)     05/15/07    $16.29  $   39,300  $25.94  $   99,593
                          56,538        2.04%     $10.50(10)    05/15/07    $16.29  $  355,624  $25.94  $  901,216
                           5,923         .21%     $10.88(8)     04/01/07    $17.71  $   40,454  $28.21  $  102,646
                          15,000         .54%     $10.88(9)     04/01/07    $17.71  $  102,450  $28.21  $  259,950

Barry J. Plaga........    29,862        1.08%     $ 9.50(4)     03/24/08    $15.47  $  178,276  $28.21  $  558,718
                          25,000         .90%     $ 9.50(5)     03/24/08    $15.47  $  149,250  $28.21  $  467,750
                           6,592         .24%     $10.88(8)     04/01/07    $17.71  $   45,023  $28.21  $  114,239
                           5,600         .20%     $10.00(11)    05/15/07    $16.29  $   35,224  $25.94  $   89,264

------------------------------

 (1) Under the Employee Stock Plan, options to purchase an aggregate of approximately 2,776,000 shares of the Common Stock were granted during the fiscal year ended March 31, 1998 and options to purchase approximately 6,128,000 shares of the Common Stock were outstanding as of March 31, 1998. No stock appreciation rights were granted to any of the Named Executives during the last fiscal year.

 (2) Stock options were granted at an exercise price equal to the low bid price of the Company's Common Stock on May 19, 1997 and vest ratably in equal installments over two years beginning on the first anniversary date after the date of grant.

 (3) Stock options were granted at an exercise price equal to the low bid price of the Company's Common Stock on May 19, 1997 and vested in full on such date.

 (4) Stock options were granted at an exercise price equal to the low bid price of the Company's Common Stock on March 24, 1998 and vested in full on such date.

 (5) Stock options were granted at an exercise price equal to the low bid price of the Company's Common Stock on March 24, 1998 and vest ratably in equal installments over a three year period beginning on the first anniversary date after the date of grant.

 (6) Stock options were granted at an exercise price greater than the low bid price of the Company's Common Stock on May 15, 1997 and vested in full on such date.

 (7) Stock options were granted at an exercise price greater than the low bid price of the Company's Common Stock on May 15, 1997. 18,546 shares vest on the date of grant, 4,700 shares vest on the April 1, 1998 and 4,100 shares vest on April 1, 1999.

 (8) Stock options were granted at an exercise price equal to the low bid price of the Company's Common Stock on April 1, 1997 and vest ratably in equal installments over a two year period beginning on the first anniversary date after the date of grant.

 (9) Stock options were granted at an exercise price equal to the low bid price of the Company's Common Stock on April 1, 1997 and vest ratably in equal installments over a five year period beginning on the first anniversary date after the date of grant.

 (10) Stock options were granted at an exercise price greater than the low bid price of the Company's Common Stock on May 15, 1997. 30,538 shares vest on the date of grant, 8,000 shares vest on October 9, 1997, 3,000 shares vest on April 1, 1998, 8,000 shares vest on October 9, 1998, 3,000 shares vest on April 1, 1999 and 4,000 shares vest on October 9, 1998.

 (11) Stock options were granted at an exercise price equal to the low bid price of the Company's Common Stock on May 15, 1997 and vested in full on such date.

 (12) Based on 19,008,415 shares of Common Stock outstanding as of March 31, 1998 and the low bid price as of such date of $10.375 per share, holders of Common Stock as of such date would realize hypothetical gains over the ten year period comparable to the option terms reflected in the above table of $124,025,799, assuming a 5% annualized stock appreciation rate, and $314,305,675, assuming a 10% annualized stock appreciation rate.

    The following table sets forth information concerning the exercise of stock options during fiscal 1998 by each of the executive officers named in the Summary Compensation Table above and the number and value at the fiscal year ended March 31, 1998 of unexercised options held by said individuals.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                  NUMBER OF                 UNDERLYING UNEXERCISED     IN-THE- MONEY OPTIONS AT
                                   SHARES                     OPTIONS AT FY-END                FY-END(2)
                                 ACQUIRED ON   VALUE(1)   --------------------------  ---------------------------
NAME                              EXERCISE     REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-------------------------------  -----------  ----------  -----------  -------------  ------------  -------------
Robert A. Kotick...............      --           --         582,155        198,000   $    961,320   $   324,855
Brian G. Kelly.................      --           --         707,461        188,560   $  1,335,400   $   303,075
Lawrence Goldberg..............      10,000   $  109,241     108,840         69,988   $    135,594   $   152,055
John T. Baker, IV..............      --           --          96,139         66,923   $     21,670   $    78,566
Barry J. Plaga.................       4,000   $   53,860      64,828         63,454   $    197,957   $    78,077

------------------------

(1) Market value on the date of exercise, less option exercise price.

(2) Based on the fair market value of the Company's common stock at the close of business on March 31, 1998 of $10.75, less the exercise price of the options.

INDEBTEDNESS OF MANAGEMENT

    In December 1994, the Company provided a loan to Mr. Kotick in the amount of $44,000 to fund the state and local tax liabilities incurred by Mr. Kotick as a result of distributions made to him by ICT of shares of the Common Stock. Such loan bore interest at a rate of 8.5% per annum and was evidenced by a promissory note (the "First Note") with a maturity date of April 30, 1995. In April 1995, the Company extended the maturity date of all payments due under the First Note and provided an additional loan to Mr. Kotick in the amount of $100,000 to assist in his payment of Federal income taxes. As evidence of such extension and the making of the additional $100,000 loan, the First Note was canceled and Mr. Kotick issued two new promissory notes in favor of the Company, one with a principal balance of $100,000 and the other with a principal balance of $49,319.39. Each of such promissory notes bore interest at 9.0% per annum, had a maturity date of April 28, 1996, which was subsequently extended, and was to be secured by certain shares of Common Stock owned by Mr. Kotick as well as his primary residence. Such promissory notes were repaid in full by Mr. Kotick in May 1997.

    In May 1998, the Company provided a loan to Mr. Goldberg in the amount of $96,030, a loan to Mr. Baker in the amount of $72,000 and a loan to Mr. Plaga in the amount of $67,500. Each of such loans bears interest at the rate of 6.75% per annum and is evidenced by a promissory note with a maturity date of April 1, 1999.

    In July 1998, the Company provided a loan to each of Mr. Kotick and Mr. Kelly in the amount of $249,750. Such loans were subject to the same terms and conditions as the loans made to Messrs. Goldberg, Baker and Plaga in May 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
  DECISIONS

    The members of the Company's Compensation Committee for fiscal 1998 were Barbara Isgur and Steven Mayer. In June 1998, Mr. Morgado also became a member of the Compensation Committee. All members are non-employee Directors of the Company and none have any direct or indirect material interest in or relationship with the Company outside of his or her position as a Director. To the Company's knowledge, there were no other interrelationships involving members of the Compensation Committee or other Directors of the Company requiring disclosure.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    Although all final decisions regarding compensation of senior executive officers, other than those relating to grants of awards under the Employee Stock Plan, which are made by the Compensation Committee, are made by the Board, the Board takes into consideration the recommendations of its Compensation Committee in making such decisions. The Compensation Committee is responsible for conducting annual reviews of the compensation package provided to the Company's Chief Executive Officer and all other Executive Officers of the Company, as well as the general compensation policies of the Company. Such annual review includes a comparison of the Company's executive compensation, corporate performance, growth, share appreciation and total return to the Stockholders with that of similar companies, and a comparison of actual comparable performance with internal targets and plans. In addition, the Compensation Committee in preparing its recommendations to the Board with respect to executive compensation will generally take into account and give substantial weight to the Chief Executive Officer's recommendations relating to compensation to be paid to Executive Officers other than himself. The Compensation Committee's objective is to provide compensation that is fair and equitable to both the employee and the Company and that provides appropriate incentives to the employee. Consideration is given to the employee's overall responsibilities, professional qualifications, business experience, job performance, technical expertise and their resultant combined value to the Company's long-term performance and growth.

    The Company's Executive Officer compensation program, administered by the Compensation Committee of the Board of Directors, is based upon the following guiding principles:

    1. Competitive pay and benefits that allow the Company to attract and retain people with the skills critical to the long-term success of the Company.

    2. Motivate and reward individual and team performance in attaining business objectives and maximizing Stockholder value.

    3. Emphasize the granting of equity-based awards over cash compensation so as to align the interests of Executives Officers with those of the Stockholders.

    The key elements of the Company's executive compensation package consist of base salary, annual bonus, stock options and restricted stock. The Company's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee also considers and will continue to review the full compensation package provided by the Company to the individual, including severance, pension, insurance and other benefits.

    BASE SALARIES. An Executive Officer's base salary is determined by evaluating the responsibilities of the position held, the individual's experience and the competitive marketplace for executive talent. The base salary, taken in the context of the executive's entire compensation package, is intended to be competitive with base salaries paid to Executive Officers with comparable qualifications, experience and responsibilities at other similar companies.

    ANNUAL BONUSES. In addition to a base salary, each Executive Officer is eligible for an annual cash bonus. The Compensation Committee will, in determining the amount of annual cash bonuses, if any, to be paid to Executive Officers, review the performance of the Company and, if appropriate, the Common Stock during the fiscal year then ended, and non-financial performance measures such as the respective executive's performance, effort and role in promoting the long-term growth of the Company, as well as such other matters as the Compensation Committee may deem appropriate. Financial factors include, among other things, revenue growth of the Company and profitability of the Company and its individual business units. The Compensation Committee will consider the grant of restricted stock, stock options or other forms of equity-based incentives in lieu of cash bonuses.

    STOCK OPTIONS AND RESTRICTED STOCK. The purpose of long-term awards, currently in the form of stock options and grants of restricted stock, is to align the interests of the Executive Officers with the interests of the Stockholders. Additionally, long-term awards offer Executive Officers an incentive for the achievement of superior performance over time and foster the retention of key management personnel. The Compensation Committee favors the granting of equity-based awards over cash compensation for such reasons and also believes that the granting of stock options and restricted stock better motivates Executive Officers to exert their best efforts on behalf of the Company and the Stockholders. In determining annual stock option grants, the Compensation Committee bases its decision on the individual's performance and potential to improve Stockholder value.

    COMPENSATION OF CHIEF EXECUTIVE OFFICER. With respect to the base salary paid to Mr. Kotick, the Company's Chief Executive Officer, in the fiscal year ended March 31, 1998, the Compensation Committee conducted an informal survey of the base salaries of Chief Executive Officers of several other computer software companies similar to the Company and the qualifications, experience and responsibilities of such Chief Executive Officers. As a result of such comparison, Mr. Kotick's annual base salary was increased from $225,000 to $297,500 effective April 1, 1998. In addition, in fiscal 1999, the Compensation Committee granted to Mr. Kotick options to purchase an aggregate of 217,902 shares of the Common Stock at an exercise price of $9.50 per share.

    FEDERAL TAX IMPLICATIONS FOR EXECUTIVE COMPENSATION. It is the responsibility of the Compensation Committee of the Board to address the issues raised by the recent change in Federal tax law which makes certain non-performance-based compensation to executives of public companies, including the Company, in excess of $1,000,000 non-deductible beginning in 1994. In this regard, the Compensation Committee is obligated to determine whether any actions with respect to this new limit need to be taken by the Company. At the present time, it is not anticipated that any Executive Officer of the Company will receive any compensation in excess of this amount.

                                                          COMPENSATION COMMITTEE

                                                                Barbara S. Isgur

                                                                 Steven T. Mayer

                                   PROPOSAL 2
                        APPROVAL OF 1998 INCENTIVE PLAN

    GENERAL. The 1998 Plan was adopted by the Board on June 1, 1998. Accordingly, the 1998 Plan became effective on such date. However, approval by the stockholders of the 1998 Plan is required in order to enable the grant of "Incentive Options" (as defined below). The purpose of the 1998 Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and employees of the Company who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentives inherent in the ownership of Shares.

    The text of the 1998 Plan is set forth in Appendix I. This summary is qualified in its entirety by reference thereto.

    Awards to key officers, employees, consultants, directors and other individuals under the 1998 Plan may take the form of share options ("Options"), including corresponding share appreciation rights ("SARs") and reload options, deferred share awards, performance-based awards, and in the case of employees, share purchase awards and restricted share awards (Options, SARs, reload options, deferred share awards, performance-based awards, share purchase awards and restricted share awards are collectively referred to herein as "Awards"). Awards under the 1998 Plan may be granted in combination with other awards.

    SHARE AUTHORIZATION. The maximum number of Shares that may be the subject of Awards under the 1998 Plan is 3,000,000 Shares. The 1998 Plan provides that in any given year, the maximum number of Shares with respect to which Awards may be granted to any employee is 500,000 Shares. Shares covered by any unexercised portions of terminated Options, Shares forfeited by participants and Shares subject to any Awards that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the 1998 Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the 1998 Plan. Shares subject to Options, or portions of Options, with respect to which SARs are exercised, are not again available for the grant of Awards under the 1998 Plan. The Shares to be issued or delivered under the 1998 Plan are authorized and unissued shares, or issued Shares that have been reacquired by the Company.

1998 PLAN ADMINISTRATION

    The 1998 Plan will be administered by a committee of the directors (the "Committee"), which will initially consist of Ms. Isgur and Messrs. Mayer and Morgado. In general, it is intended that members of the Committee will not be employees of the Company. The Committee will determine the key officers, employees, consultants, directors and other individuals who will be eligible for and granted Awards, determine the amount and type of Awards, establish rules and guidelines relating to the 1998 Plan, establish, modify and terminate the terms and conditions of Awards and take such other action as may be necessary for the proper administration of the 1998 Plan. All officers, employees, directors, consultants and certain other individuals are currently eligible to participate in the 1998 Plan subject to certain restrictions that apply to members of the Committee.

OPTIONS

    "Incentive Options" meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and "Non-Qualified Options" that do not meet such requirements are both available for grant under the 1998 Plan. The term of each Option will be determined by the Committee, but no Incentive Option will be exercisable more than ten years after the date of grant. The exercise price for Incentive Options must be at least equal to 100% of the fair market value of the Common Shares on the date of grant and the exercise price for Non-Qualified Options will be determined by the Committee at the time of grant. The exercise price of an Option can be paid for (i) in cash, or by certified or bank check,
(ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of the Committee, by tendering (actually or constructively) previously acquired Shares (valued at its fair market value, as determined by the Committee as of the date of tender), or (iv) with the consent of the Committee, by any combination of (i), (ii) and (iii).

    Options are not transferable except by will or the laws of descent and distribution and may be exercised only by the participant (or his guardian or legal representative) during his or her lifetime, except as provided below, provided, however, that Non-Qualified Options may, under certain circumstances, be transferable to family members and trusts for the benefit of the participant or his family members. If a participant's employment with the Company or service as a director terminates for any reason (other than death or disability), any unexercised or unexpired Options will be deemed canceled and terminated on the date of such termination, unless the Committee decides to extend the term of such Options for a period not exceeding three months. In addition, where a participant's service terminates other than by reason of death or disability, under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow any unexercised or unexpired Non-Qualified Options to be exercisable for a period of time to be specified by the Committee not to exceed the expiration date of the Option. If a participant dies, while employed by the Company or any of its subsidiaries or affiliates, or during his term as a director, any unexercised or unexpired Options will be, to the extent exercisable on the date of death, exercisable by the participant's estate or by any person who acquired such Options by bequest or inheritance, at any time generally within one year after such death. If a participant becomes totally disabled and his employment or service as a director terminates as a result of such disability, the recipient (or his guardian or legal representative) will have the unqualified right to exercise any unexercised and unexpired Options generally for one year after such termination.

SHARE APPRECIATION RIGHTS

    The 1998 Plan provides that SARs may be granted in conjunction with all or part of any Option granted under the 1998 Plan, as follows: (i) in the case of a Non-Qualified Option, such rights may be granted either at the time of the grant of such option or at any subsequent time during the term of the option; and (ii) in the case of an Incentive Option, such rights may be granted only at the time of the grant of such Option. An SAR is exercisable only to the extent the related Option is exercisable. Upon the exercise of an SAR, the recipient is entitled to receive from the Company, up to, but no more than, an amount in cash or whole Shares as determined by the Committee in its sole discretion equal to the excess of (A) the fair market value of one Share on the date of such exercise over (B) the exercise price of any related Option, times the number of Shares in respect of which such SAR shall have been exercised. Upon the exercise of an SAR, the related share Option, or the portion of such Option, in respect of which such SAR is exercised, will terminate. Upon the exercise of an Option granted in tandem with an SAR, such tandem SAR will terminate.

RELOAD OPTIONS

    The Committee may grant, concurrently with the award of any Option (each an "Underlying Option"), one or more reload options (each a "Reload Option") to any participant of the 1998 Plan to purchase for cash or Shares a number of Shares equal to generally the number of Shares delivered by the participant to the Company to exercise the Underlying Option. Although an Underlying Option may be an Incentive Option, a Reload Option is not intended to qualify as an Incentive Option. A Reload Option may be granted in connection with the exercise of an Option that is itself a Reload Option. Each Reload Option will have the same expiration date as the Underlying Option and an exercise price equal to the fair market value of the Shares on the date of grant of the Reload Option. A Reload Option is exercisable immediately from the date of grant. Reload Options permit a participant to retain, through the term of the initial Option, his or her economic interest in the number of Shares covered by such Options as well as the already-owned Shares that could be used to exercise such Option. Retention of such economic interest is accomplished by granting options for the number of Shares used to pay the exercise price of the initial Underlying Option and subsequent Reload Options. In this way, Reload Options provide a participant with the opportunity to build up ownership of Shares covered by an initial Underlying Option earlier during the Option term than through a single exercise at or near the end of the Underlying Option's term.

SHARE PURCHASE AWARDS

    The 1998 Plan also permits the grant of share purchase awards to employees. Participants who are granted a share purchase award are provided with a share purchase loan to enable them to pay the purchase price for the Shares acquired pursuant to the Award. A share purchase loan will have a term as determined by the Committee. The purchase price of Shares acquired with a share purchase loan is the closing price on the National Association of Securities Dealers, Inc. Automated Quotations System on the date of the Award. The 1998 Plan provides that up to 100% of the share purchase loan may be forgiven over the loan term subject to such terms and conditions as the Committee shall determine. At the end of the loan term, the unpaid balance of the share purchase loan will be due and payable. The interest rate, if any, on a share purchase loan will be determined by the Committee. Share purchase loans will be secured by a pledge to the Company of the Shares purchased pursuant to the share purchase Award and such loans will be recourse or non-recourse to a participant as determined by the Committee.

    If a participant's employment with the Company is terminated for any reason other than death or permanent disability, the balance of the share purchase loans to such participant will be immediately due and payable unless otherwise determined by the Committee. If a participant's employment terminates by reason of death, disability, termination without "cause" or a "change of control," the balance of such participant's share purchase loans may be forgiven in whole or in part by the Committee in its discretion.

RESTRICTED SHARES

    The Company may award restricted Shares to an employee. Such a grant gives a participant the right to receive Shares subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the Shares may be based upon performance standards, length of service or other criteria as the Committee may determine. Until all restrictions are satisfied, lapsed or waived, the Company or its designee will maintain custody over the restricted Shares but the participant will be able to vote the Shares and will be entitled to all distributions paid with respect to the Shares, as provided by the Committee. During such restrictive period, the restricted Shares may not be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold. Upon termination of employment, the participant forfeits the right to the Shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met.

DEFERRED SHARE AWARDS

    The Committee may award to directors, officers or other key employees of the Company the right to receive Shares that are not to be distributed to the participant until after a specified deferral period ("deferred share awards"). Such deferred share awards may be granted either alone or in addition to the grant of other Awards. The Committee may determine the duration of the period ("the "Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the terms and conditions of the award. During such Deferral Period, a Deferred Share Award may not be sold, assigned, transferred, pledged or otherwise encumbered and may be subject to a risk of forfeiture during the Deferral Period as specified by the Committee. Upon termination of employment, the participant forfeits the right to the Shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met. If a participant's employment terminates by reason of death or permanent disability during the Deferral Period, or in cases of special circumstances, the Committee may waive any or all of the remaining deferral limitations. In addition, prior to completion of the Deferral Period, a participant may elect to further defer receipt of the award for a specified period or until a specified event, subject in each case to the approval of the Committee and under such terms as are determined by the Committee.

PERFORMANCE-BASED AWARDS

    Certain Awards granted under the 1998 Plan may qualify as "performance-based compensation" (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards may only qualify as Performance-Based Awards if, among other things, at the time of grant the Committee is comprised solely of two or more "outside directors." Such Performance-Based Awards may take the form of cash, Shares or any combination thereof. The Committee shall set performance goals based on specific performance measures which, depending on the extent to which such goals are met, will determine the number and/or value of such Performance-Based Awards that will be paid out to the participants. The maximum amount of Performance-Based Awards that may be awarded to any employee during any one year is $1,000,000. The Committee will establish in writing the objective performance-based goals applicable to a given period and the employee or employees to which such goals apply and may not revise such performance goals or increase the amount of compensation payable thereunder upon the attainment of such goals.

ANTIDILUTION PROVISIONS

    The number of Shares authorized to be issued under the 1998 Plan and subject to outstanding Awards (and the grant or exercise price of such Option) may be adjusted to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar change in capitalization.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1998 PLAN

    The following is a brief summary of the principal federal income tax consequences of awards under the 1998 Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

    A participant is not subject to federal income tax either at the time of grant or at the time of exercise of an Incentive Option. However, upon exercise, the difference between the fair market value of the Shares and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax. If a participant does not dispose of Shares acquired through the exercise of an Incentive Option in a "disqualifying disposition" (i.e., no disposition occurs within two years from the date of grant of the share option nor within one year of the transfer of the Shares to the participant), then the participant will be taxed only upon the gain, if any, from the sale of such Shares, and such gain will be taxable as gain from the sale of a capital asset.

    The Company will not receive any tax deduction on the exercise of an Incentive Option or, if the above holding period requirements are met, on the sale of the underlying Shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income in such event (and the Company would be entitled to deduct) an amount equal to the difference between the fair market value of the Shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise would be taxed as capital gain and will not result in any deduction by the Company.

    If Non-Qualified Options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the Option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. The Company will receive a tax deduction in like amount. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

    No income will be realized by a participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received and the fair market value on the exercise date of any Shares received upon the exercise of an SAR. The Company will be entitled to a deduction equal to the amount included in such participant's income by reason of the exercise of any SAR.

    The receipt of Reload Option by a holder of an Incentive Option or a Non-Qualified Option (including a Reload Option) who pays the exercise price in full or in part with previously acquired Shares should not affect the tax treatment of the exercise of such Incentive or Non-Qualified Option (including the amount of ordinary income, if any, recognized upon exercise). A participant will not be subject to tax at the time a Reload Option is granted (except for any income recognized upon the exercise of a Non-Qualified Option at the time of grant of the Reload Option). A Reload Option will constitute a Non-Qualified Option for federal income tax purposes and will be taxed as such in the manner described above.

    Except as described in the following paragraph, a grant of restricted Shares does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, based on the fair market value of the Shares when they are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will be entitled to take a commensurate deduction at that time.

    A participant may elect to recognize taxable ordinary income at the time restricted Shares are awarded in an amount equal to the fair market value of the Shares at the time of grant, determined without regard to any forfeiture restrictions. Any such election must be filed with the Internal Revenue Service within 30 days of the date of grant. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation on the Shares will be taxed as capital gains when the Shares are sold. However, if, after making such an election, the Shares are forfeited, the participant will be unable to claim any loss deduction.

    A participant who receives a share purchase award incurs no tax liability and the Company does not receive any deduction at the time Shares are acquired through a share purchase award. However, to the extent the share purchase loan is forgiven, the participant will be required to recognize income in an amount equal to the forgiven portion of the loan. The Company will be entitled to take a commensurate deduction at such time. In general, stated interest paid or accrued on a share purchase loan will be taxable income to the Company, and may or may not be deductible by the participant. In general, to the extent a share purchase loan does not state adequate interest, interest may be imputed resulting in the participant recognizing compensation income; however, where a participant is a current employee, he should have a commensurate interest expense (which may or may not be deductible by the participant).

TERMINATION, AMENDMENT AND ERISA STATUS

    The 1998 Plan will terminate by its terms and without any action by the Board on May 31, 2008. No Awards may be made after that date. Awards outstanding on May 31, 2008 will remain valid in accordance with their terms.

    The Committee may amend or alter the terms of Awards under the 1998 Plan, including to provide for the forgiveness in whole or in part of share purchase loans, the release of the Shares securing such loans or the termination or modification of the vesting or performance provisions of the grants of restricted Shares.

    The Compensation Committee of the Board may from time to time, alter, amend, suspend or terminate the 1998 Plan as it deems advisable. However, without the approval of the Company's stockholders, the Board may not amend the 1998 Plan to increase the number of Shares that may be the subject of options granted under the 1998 Plan (except for certain adjustments necessary to prevent dilution or enlargements of benefits available under the 1998 Plan with respect to a recapitalization, merger, consolidation or similar corporate transaction affecting the Shares underlying options granted under the 1998 Plan).

    The 1998 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1976, as amended.

             THE BOARD RECOMMENDS THAT YOU VOTE FOR THE 1998 PLAN.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during the fiscal year ended March 31, 1998, all filing requirements pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, applicable to the Company's officers, Directors and greater than 10% beneficial owners were complied with, except that Forms 4 for November 1997 were filed one day late with respect to the following persons and number of transactions: Mr. Kelly, four transactions; Mr. Goldberg, one transaction; Mr. Baker, two transactions; and Ms. Isgur five transactions. In addition, Mr. Kotick failed to file one Form 4 on a timely basis with respect to two transactions and Mr. Kelly failed to file an additional Form 4 on a timely basis with respect to one transaction.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    KPMG Peat Marwick, LLP ("KPMG") has been selected as the Company's independent public accountants for the fiscal year ending March 31, 1999 and served as the Company's independent public accountants for the fiscal years ending March 31, 1996, 1997 and 1998. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

    The Company replaced Coopers & Lybrand, LLP ("Coopers") as its principal accountants, effective January 17, 1997. The action was recommended by the Audit Committee of the Board of Directors and was approved by the Company's Board of Directors. Coopers' reports on the Company's financial statements for the fiscal years ended March 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended March 31, 1996 and 1995 and all interim periods through January 17, 1997, (i) there were no disagreements with Coopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers, would have caused Coopers to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years, and (ii) there were no reportable events as described in Item 304 of Regulation S-K.

                             STOCKHOLDER PROPOSALS

    Proposals of Stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 1999 must be received by the Company at its principal executive offices no later than April 20, 1999 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                        FINANCIAL AND OTHER INFORMATION

    The Company's Annual Report for the fiscal year ended March 31, 1998, including financial statements, accompanies this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.

                            EXPENSES OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company. Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Stock held of record by such persons, and the Company will reimburse them for their reasonable forwarding expenses. In addition to the use of the mail, proxies may be solicited by Directors, officers and regular employees of the Company, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications with Stockholders or their personal representatives.

                                 OTHER MATTERS

    The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy Card intend to vote the proxies received by them in accordance with their best judgment with respect to all such matters.

STOCKHOLDERS ARE URGED TO FORWARD THEIR PROXY CARDS WITHOUT DELAY. A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

                                          By Order of the Board of Directors,
                                          Lawrence Goldberg
                                          SECRETARY

                                                                      APPENDIX I

                                ACTIVISION, INC.
                              1998 INCENTIVE PLAN

    ACTIVISION, INC., a corporation formed under the laws of the State of Delaware (the "Company"), hereby establishes and adopts the following 1998 Incentive Plan (the "Plan").

                                    RECITALS

    WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors and/or employees of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

    WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of share options ("Options"), grants of share appreciation rights, grants of Share Purchase Awards (hereafter defined), grants of Restricted Share Awards (hereafter defined) and grants of Performance-Based Awards (hereafter defined) to those individuals whose judgment, initiative and efforts are or have been responsible for the success of the Company.

    NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                   ARTICLE 1.
                              PURPOSE OF THE PLAN

    1.1. PURPOSE. The purpose of the Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and other key employees of the Company and its subsidiaries who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentive inherent in the ownership or increased ownership of the Company's shares of common stock ("Shares"). Options granted under the Plan will be either "incentive share options," intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified share options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall mean a grant of an Option, a grant of a share appreciation right, a grant of a Share Purchase Award, a grant of a Restricted Share Award, or any other award made under the terms of the Plan.

                                   ARTICLE 2.
                            SHARES SUBJECT TO AWARDS

    2.1.  NUMBER OF SHARES.  Subject to the adjustment provisions of Section
9.10 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Options, share appreciation rights, Share Purchase Awards, Restricted Share Awards or Performance-Based Awards shall not exceed 3,000,000. No Options to purchase fractional Shares shall be granted or issued under the Plan. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares:

    (1) issued or issuable pursuant to Options that have been or may be exercised;

    (2) issued or issuable pursuant to Share Purchase Awards; and

    (3) issued as, or subject to issuance as a Restricted Share Award.

    2.2. SHARES SUBJECT TO TERMINATED AWARDS. The Shares covered by any unexercised portions of terminated Options granted under Articles 4 and 6, Shares forfeited as provided in Section 8.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of share appreciation rights shall not again be available for the grant of Awards under the Plan.

    2.3. CHARACTER OF SHARES. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

    2.4. LIMITATIONS ON GRANTS TO INDIVIDUAL PARTICIPANT. Subject to adjustments pursuant to the provisions of Section 10.10 hereof, the maximum number of Shares with respect to which Options or stock appreciation rights may be granted hereunder to any employee during any fiscal year shall be 500,000 Shares (the "Limitation"). If an Option is cancelled, the cancelled Option shall continue to be counted toward the Limitation for the year granted. An Option (or a stock appreciation right) that is repriced during any fiscal year is treated as the cancellation of the Option (or stock appreciation right) and a grant of a new Option (or stock appreciation right) for purposes of the Limitation for that fiscal year.

                                   ARTICLE 3.
                         ELIGIBILITY AND ADMINISTRATION

    3.1. AWARDS TO EMPLOYEES AND DIRECTORS. (a) Participants who receive (i) Options under Articles 4 and 6 hereof or share appreciation rights under Article 5 ("Optionees"), and (ii) Share Purchase Awards under Article 7 or Restricted Share Awards under Article 8 (in either case, a "Participant"), shall consist of such officers, key employees, consultants, representatives and other contractors and agents and Directors (hereinafter defined) of the Company or any of its sub-sidiaries or affiliates as the Committee shall select from time to time, provided, however, that an Option that is intended to qualify as an "incentive share option" may be granted only to an individual that is an employee of the Company or any of its subsidiaries. The Committee's designation of an Optionee or Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Optionee or Participant under other portions of the Plan.

    (b) No Option which is intended to qualify as an "incentive share option" may be granted to any employee or Director who, at the time of such grant, owns, directly or indirectly (within the meaning of sections 422(b)(6) and 424(d) of the Code), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

    3.2. ADMINISTRATION. (a) The Plan shall be administered by a committee (the "Committee") consisting of not fewer than two Directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"), as designated by the Directors. The Directors may remove from, add members to, or fill vacancies in the Committee. Unless otherwise determined by the Directors, each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations thereunder.

    Notwithstanding any other provision of this Plan, any Award to a member of the Committee must be approved by the Board of Directors of the Company (excluding Directors who are also members of the Committee) to be effective.

    (b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

    (c) Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to grant Awards under the Plan, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors and employees, and other Plan participants.

                                   ARTICLE 4.
                                    OPTIONS

    4.1. GRANT OF OPTIONS. DIRECTORS, OFFICERS AND OTHER KEY EMPLOYEES. The Committee shall determine, within the limitations of the Plan, those Directors, officers and other key employees of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive share options" or "nonqualified share options"; provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified share options."

    4.2. SHARE OPTION AGREEMENTS; ETC. All Options granted pursuant to Article 4 and Article 6 herein (a) shall be authorized by the Committee and (b) shall be evidenced in writing by share option agreements ("Share Option Agreements") in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Share Option Agreement granting Options which are intended to qualify as "incentive share options," are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such option. Any individual who is granted an Option pursuant to this Article 4 and Article 6 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive share options" and "nonqualified share options" at the same time. To the extent that any Option does not qualify as an "incentive share option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified share option."

    4.3. OPTION PRICE. Subject to Section 3.1(b), the option price per each Share purchasable under any "incentive share option" granted pursuant to this
Article 4 and any "nonqualified share option" granted pursuant to Article 6 herein shall be determined by the Committee, but in the case of an "incentive share option" shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option. The option price per share of each Share purchasable under any "nonqualified share option" granted pursuant to this Article 4 shall be determined by the Committee at the time of the grant of such Option, but shall not be less than 85% of the Fair Market Value of such Share on the date of the grant of such Option.

    4.4. OTHER PROVISIONS. Options granted pursuant to this Article 4 shall be made in accordance with the terms and provisions of Article 10 hereof and any other applicable terms and provisions of the Plan.

                                   ARTICLE 5.
                           SHARE APPRECIATION RIGHTS

    5.1. GRANT AND EXERCISE. Share appreciation rights may be granted in conjunction with all or part of any Option granted under the Plan, as follows:
(i) in the case of a nonqualified share option, such rights may be granted either at the time of the grant of such option or at any subsequent time during the term of the option; and (ii) in the case of an incentive share option, such rights may be granted only at the time of the grant of such option. A "share appreciation right" is a right to receive cash or Shares, as provided in this
Article 5, in lieu of the purchase of a Share under a related Option. A share appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a share appreciation right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the share appreciation right. A share appreciation right may be exercised by the holder thereof (the "Holder"), in accordance with Section 5.2 of this Article 5, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 5.2 of this Article 5. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related share appreciation rights have been exercised.

    5.2. TERMS AND CONDITIONS. Share appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

        (a) Share appreciation rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

        (b) Upon the exercise of a share appreciation right, a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares as determined by the Committee in its sole discretion equal to the excess of the then Fair Market Value of one Share over the option price per Share specified in the related Option multiplied by the number of Shares in respect of which the share appreciation right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares. Each share appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law.

        (c) Upon the exercise of a share appreciation right, the Option or part thereof to which such share appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Section 2.1 of the Plan.

        (d) With respect to share appreciation rights granted in connection with an Option that is intended to be an "incentive share option," the following shall apply:

           (i) No share appreciation right shall be transferable by a Holder otherwise than by will or by the laws of descent and distribution, and share appreciation rights shall be exercisable, during the Holder's lifetime, only by the Holder.

           (ii) Share appreciation rights granted in connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the option price at which Shares can be acquired pursuant to the Option.

                                   ARTICLE 6.
                                 RELOAD OPTIONS

    6.1. AUTHORIZATION OF RELOAD OPTIONS. Concurrently with the award of any Option (such Option hereinafter referred to as the "Underlying Option") to any participant in the Plan, the Committee may grant one or more reload options (each, a "Reload Option") to such participant to purchase for cash or Shares a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Optionee to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Committee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions consistent with this Article 6, as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. The grant of a Reload Option will become effective upon the exercise of an Underlying Option or Reload Option by the Optionee delivering to the Company Shares owned by the Optionee in payment of the exercise price and/or tax withholding obligations. Notwithstanding the fact that the Underlying Option may be an "incentive share option," a Reload Option is not intended to qualify as an "incentive share option" under Section 422 of the Code.

    6.2. RELOAD OPTION AMENDMENT. Each Share Option Agreement shall state whether the Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Share Option Agreement.

    6.3. RELOAD OPTION PRICE. The option price per Share payable upon the exercise of a Reload Option shall be the Fair Market Value of a Share on the date the grant of the Reload Option becomes effective.

    6.4. TERM AND EXERCISE. Each Reload Option is fully exercisable immediately from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

    6.5. TERMINATION OF EMPLOYMENT. No additional Reload Options shall be granted to Optionees when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment unless the Committee, in its sole discretion, shall determine otherwise.

    6.6.  APPLICABILITY OF OTHER SECTIONS.  Except as otherwise provided in this
Article 6, the provisions of Article 9 applicable to Options shall apply equally to Reload Options.

                                   ARTICLE 7.
                             SHARE PURCHASE AWARDS

    7.1. GRANT OF SHARE PURCHASE AWARD. The term "Share Purchase Award" means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to an employee (a "Purchase Loan") as set forth in this
Article 7.

    7.2. TERMS OF PURCHASE LOANS. (a) Purchase Loan. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be a period of years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to the Fair Market Value on the date of the Share Purchase Award.

    (b) INTEREST ON PURCHASE LOAN. A Purchase Loan shall be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

    (c) FORGIVENESS OF PURCHASE LOAN. Subject to Section 7.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan. A Participant's Purchase Loan can be prepaid at any time, and from time to time, without penalty.

    7.3. SECURITY FOR LOANS. (a) STOCK POWER AND PLEDGE. Purchase Loans granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Share Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. Purchase Loans shall be recourse or non-recourse with respect to a Participant, as determined from time to time by the Committee. The share certificates for the Shares purchased by a Participant pursuant to a Share Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Share Purchase Award). The Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Share Purchase Award.

    (b) RELEASE AND DELIVERY OF SHARE CERTIFICATES DURING THE TERM OF THE PURCHASE LOAN. The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Share Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

    (c) RELEASE AND DELIVERY OF SHARE CERTIFICATES UPON REPAYMENT OF THE PURCHASE LOAN. The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Share Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within 90 days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

    (d) RECOURSE PURCHASE LOANS. Notwithstanding Sections 7.3(a), (b) and (c) above, in the case of a recourse Purchase Loan, the Committee may make such Purchase Loan on such terms as it determines, including without limitation, not requiring a pledge of the acquired Shares.

    7.4. TERMINATION OF EMPLOYMENT. (a) TERMINATION OF EMPLOYMENT BY DEATH, DISABILITY OR BY THE COMPANY WITHOUT CAUSE; CHANGE OF CONTROL. In the event of a Participant's termination of employment by reason of death, "disability" or by the Company without "cause," or in the event of a "change of control," the Committee shall have the right (but shall not be required) to forgive the remaining unpaid amount (principal and interest) of the Purchase Loan in whole or in part as of the date of such occurrence. "Change of Control," "disability" and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

    (b) OTHER TERMINATION OF EMPLOYMENT. Subject to Section 7.4(a) above, in the event of a Participant's termination of employment for any reason, the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable, unless otherwise determined by the Committee.

    7.5. RESTRICTIONS ON TRANSFER. No Share Purchase Award or Shares purchased through such an Award and pledged to the Company as collateral security for the Participant's Purchase Loan (and accrued and unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

                                   ARTICLE 8.
                               RESTRICTED AWARDS

    8.1. RESTRICTED SHARE AWARDS. (a) GRANT. A grant of Shares made pursuant to this Article 8 is referred to as a "Restricted Share Award." The Committee may grant to any employee an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, "Restricted Shares"). The terms of any Restricted Share Award granted under this Plan shall be set forth in a written agreement (a "Restricted Share Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

    (b) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the date of grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award; provided, however, such Shares shall be subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Share Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 8 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Share Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

    (c) SHAREHOLDER RIGHTS. Beginning on the date of grant of the Restricted Share Award and subject to execution of the Restricted Share Agreement as provided in Sections 8.1(a) and (b), the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Share Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 8.1(b).

    (d) RESTRICTION ON TRANSFERABILITY. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

    (e) DELIVERY OF SHARES UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 12.1, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

    8.2.  TERMS OF RESTRICTED SHARES.  (a) FORFEITURE OF RESTRICTED
SHARES. Subject to Section 8.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the

Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Share Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

    (b) WAIVER OF FORFEITURE PERIOD.  Notwithstanding anything contained in this
Article 8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Restricted Share Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

                                   ARTICLE 9.
                             DEFERRED SHARE AWARDS

    9.1. SHARES AND ADMINISTRATION. Awards of the right to receive Shares that are not to be distributed to the Participant until after a specified deferral period (such Award and the deferred Shares delivered thereunder hereinafter as the context shall require, the "Deferred Shares") may be made either alone or in addition to share options, share appreciation rights, or Restricted Share Awards, or Other Share-based Awards (hereafter defined) granted under the Plan. The Committee shall determine the Directors, officers and other key employees of the Company and its subsidiaries to whom and the time or times at which Deferred Shares shall be awarded, the number of Deferred Shares to be awarded to any Participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the terms and conditions of the award in addition to those contained in Section 9.2. In its sole discretion, the Committee may provide for a minimum payment at the end of the applicable Deferral Period based on a stated percentage of the Fair Market Value on the date of grant of the number of Shares covered by a Deferred Share award. The Committee may also provide for the grant of Deferred Shares upon the completion of a specified performance period. The provisions of Deferred Share awards need not be the same with respect to each recipient.

    9.2.  TERMS AND CONDITIONS.  Deferred Share awards made pursuant to this
Article 9 shall be subject to the following terms and conditions:

        (a) Subject to the provisions of the Plan, the Shares to be issued pursuant to a Deferred Share award may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period or Elective Deferral Period (defined below), where applicable, and may be subject to a risk of forfeiture during all or such portion of the Deferral Period as shall be specified by the Committee. At the expiration of the Deferral Period and Elective Deferral Period, share certificates shall be delivered to the Participant, or the Participant's legal representative, in a number equal to the number of shares covered by the Deferred Share award.

        (b) Amounts equal to any dividends declared during the Deferral Period with respect to the number of Shares covered by a Deferred Share award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional deferred Shares or otherwise reinvested, as determined at the time of the award by the Committee, in its sole discretion.

        (c) Subject to the provisions of paragraph 9.2(d) of this Article 9, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Shares in question shall be forfeited by the Participant.

        (d) In the event of the Participant's death or permanent disability during the Deferral Period (or Elective Deferral Period, where applicable), or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Deferred Shares.

        (e) Prior to completion of the Deferral Period, a Participant may elect to further defer receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the approval of the Committee and under such terms as are determined by the Committee, all in its sole discretion.

        (f) Each award shall be confirmed by a Deferred Share agreement or other instrument executed by the Company and the Participant.

                                  ARTICLE 10.
                        GENERALLY APPLICABLE PROVISIONS

    10.1. OPTION PERIOD. Subject to Section 3.1(b), the period for which an Option is exercisable shall not exceed ten years from the date such Option is granted, provided, however, in the case of an Option that is not intended to be an "incentive share option," the Committee may prescribe a period in excess of ten years. After the Option is granted, the option period may not be reduced.

    10.2. FAIR MARKET VALUE. If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act or listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), the "Fair Market Value" of a Share as of a specified date shall mean the closing price of a share on the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal securities exchange or NASDAQ on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the average of the high bid and low asked prices of the Shares for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria. In no case shall Fair Market Value be less than the par value of a Share. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

    10.3. EXERCISE OF OPTIONS. Options granted under the Plan shall be exercised by the Optionee or by a Permitted Assignee thereof (or by his executors, administrators, guardian or legal representative, as provided in Sections 10.6 and 10.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five business days following the date of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender), or (iv) with the consent of the Committee, any combination of (i), (ii) and (iii). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certifi-cates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

    10.4. TRANSFERABILITY. No Option that is intended to qualify as an "incentive share option" under Section 422 of the Code shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and such Option may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative. "Nonqualified share options" and any share appreciation rights granted in tandem therewith are transferrable (together and not separately) with the consent of the Compensation Committee of the Board of Directors by the Optionee or Holder, as the case may be, to any one or more of the following persons (each, a "Permitted Assignee"):
(i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee or Holder, as the case may be; (ii) a trust for the benefit of one or more of those persons described in clause (i) above or for the benefit of such Optionee or Holder, as the case may be, or for the benefit of any such persons and such Optionee or Holder, as the case may be; or (iii) an entity in which the Optionee or Holder or any Permitted Assignee thereof is a beneficial owner; provided, however, that such Permitted Assignee shall be bound by all of the terms and conditions of this Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; provided further, however that any transfer by an Optionee or Holder who is not then a Director of the Company to any Permitted Assignee shall be subject to the prior consent of the Committee; and provided further, however, that such Optionee or Holder shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with an Optionee's Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted pursuant to this Section 10.4.

    10.5. TERMINATION OF EMPLOYMENT. In the event of the termination of employment of an Optionee or the termination or separation from service of an advisor or consultant or a Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) granted to such Optionee under this Plan and not previously exercised or expired shall be deemed cancelled and terminated on the day of such termination or separation, unless the Committee decides, in its sole discretion, to extend the term of the Option for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 above. Notwithstanding the foregoing, in the event of the termination or separation from service of an Optionee for any reason other than death or disability, under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow any "nonqualified share options" granted to such Optionee under the Plan and not previously exercised or expired to be exercisable for a period of time to be specified by the Committee, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 10.1 above.

    10.6. DEATH. In the event an Optionee dies while employed by the Company or any of its subsidiaries or affiliates or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, any Option(s) granted to him (or his Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercis-able by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or
10.1 above.

    10.7. DISABILITY. In the event of the termination of employment of an Optionee or the separation from service of a Director (who is an Optionee) due to total disability, the Optionee, or his guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option(s) which have not been previously exercised or expired and which the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one year after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after such termination or separation, the term of such Option shall be extended until six months after such termination or separation, PROVIDED FURTHER, HOWEVER, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

    10.8. AMENDMENT AND MODIFICATION OF THE PLAN. The Compensation Committee of the Board of Directors of the Company may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that such Compensation Committee may not amend the Plan, without the approval of the Company's shareholders, to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section 10.9 here-of). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant (or a Permitted Assignee thereof) under any Award previously granted without such Optionee's or Participant's consent.

    10.9. ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Options, (ii) the number and type of Shares subject to outstanding Options and share appreciation rights, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (collectively, a "Reorganization"), the Compensation Committee of the Board of Directors or the Board of Directors may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Compensation Committee of the Board of Directors or the Board of Directors, as the case may be, in their sole discretion.

    10.10. CHANGE IN CONTROL. The terms of any Award may provide in the Share Option Agreement, Restricted Share Agreement, Purchase Loan or other document evidencing the Award, that upon a "Change in Control" of the Company (as that term may be defined therein), (i) Options (and share appreciation rights) accelerate and become fully exercisable, (ii) restrictions on Restricted Shares lapse and the shares become fully vested, (iii) Purchase Loans are forgiven in whole or in part, and (iv) such other additional benefits as the Committee deems appropriate shall apply. For purposes of this Plan, a "Change in Control" shall mean an event described in the applicable document evidencing the Award or such other event as determined in the sole discretion of the Board of Directors of the Company. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and share appreciation right outstanding hereunder shall terminate within a specified number of days after notice to the Participant or Holder, and such Participant or Holder shall receive, with respect to each Share subject to such Option or share appreciation right, an amount equal to the excess of the Fair Market Value of such Shares immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option or share appreciation right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

    10.11. OTHER PROVISIONS. (a) The Committee may require each Participant purchasing Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

    (b) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such share-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (c) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Awards granted under the Plan. If Awards are granted in substitution for other Awards, the Committee shall require the surrender of such other Awards in consideration for the grant of the new Awards. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

    (d) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    (e) A Participant shall have no right as a shareholder until he or she becomes the holder of record.

    (f) The Company will provide to its shareholders, at least annually, reports containing financial statements and management's discussion and analysis of financial conditions and results of operations.

                                  ARTICLE 11.
                           PERFORMANCE-BASED AWARDS.

    11.1. GENERAL. (a) Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as "performance-based compensation" (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards shall only qualify as Performance-Based Awards if, among other things, at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder).

    (b) Performance-Based Awards may be granted to Participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Participant. Such Performance-Based Awards may take the form of, without limitation, cash, Shares or any combination thereof.

    (c) The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of such Performance-Based Awards that will be paid out to the Participants, and may attach to such Performance-Based Awards one or more restrictions. The maximum amount of Performance-Based Awards to be awarded to any employee during any fiscal year shall be $1,000,000.

    11.2. OPTIONS AND SHARE APPRECIATION RIGHTS. Options and share appreciation rights granted under the Plan with an exercise price at or above the fair market value of the Shares on the date of grant should qualify as Performance-Based Awards.

    11.3. OTHER AWARDS. Either the granting or vesting of Performance-Based Awards granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in
Section 11.4 below. With respect to such Performance-Based Awards:

        (1) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

        (2) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

        (3) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

    11.4. PERFORMANCE MEASURES. The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

                                  ARTICLE 12.
                                 MISCELLANEOUS

    12.1. TAX WITHHOLDING. The Company shall notify an Optionee or Participant (or a Permitted Assignee thereof) of any income tax withholding requirements arising as a result of the grant of any Award, exercise of an Option or share appreciation rights or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Optionee or Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Optionee or Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Optionee (or Permitted Assignee) make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Optionee (or Permitted Assignee) pursuant to the Option having an aggregate Fair Market Value equal to the withholding taxes.

    12.2. RIGHT OF DISCHARGE RESERVED. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee or Director.

    12.3. NATURE OF PAYMENTS. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan and any share appreciation rights constitutes a special incentive payment to the Optionee, Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.

    12.4. UNFUNDED STATUS OF THE PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Optionee by the Company, nothing contained herein shall give any such Participant or Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

    12.5. SEVERABILITY. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

    12.6. GENDER AND NUMBER. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

    12.7. GOVERNING LAW. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

    12.8. EFFECTIVE DATE OF PLAN; TERMINATION OF PLAN. The Plan shall be effective on the date of the approval of the Plan by the Board of Directors. Notwithstanding the foregoing, no Option intended to qualify as an incentive share option shall be granted hereunder until the Plan shall be approved by the holders of a majority of the shares entitled to vote thereon, provided such approval is obtained within 12 months after the date of adoption of the Plan by the Board of Directors. Awards may be granted under the Plan at any time and from time to time on or prior to May 31, 2008, on which date the Plan will expire except as to Awards and related share appreciation rights then outstanding under the Plan. Such outstanding Awards and share appreciation rights shall remain in effect until they have been exercised or terminated, or have expired.

    12.9. CAPTIONS. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

                            STOCK OPTION CERTIFICATE

                                                            For           Shares

                             Issued Pursuant to the

                             1998 Incentive Plan of

                                ACTIVISION, INC.

    THIS CERTIFIES that on                     (the "Issuance Date")
                    (the "Holder") was granted an option (the "Option") to
purchase at the option price of $      per share, all or any part of
                    fully paid and non-assessable shares ("Shares") of the Common Stock (no par value) of ACTIVISION, INC., a Delaware corporation (the "Company"), upon and subject to the following terms and conditions:

        (a) TERMS OF THE PLAN. The Option is granted pursuant to, and is subject to the terms and conditions of, the 1998 Incentive Plan of the Company (the "Plan"), the terms, conditions and definitions of which are hereby incorporated herein as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his signature below. Capitalized terms used herein shall have the meanings set forth in the Plan, unless otherwise defined herein.

    [The Company intends that this Option qualify as an "incentive" share option within the meaning of Section 422 of the Internal Revenue Code to the maximum extent permissible under the Internal Revenue Code. To the extent that the Option does not qualify as an incentive share option, the Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified" share option.]

        (b) EXPIRATION.  This Option shall expire               ,     , unless
    extended or earlier terminated in accordance herewith.

        (c) EXERCISE. This Option may be exercised or surrendered during the Holder's lifetime only by the Holder or his/her guardian or legal representative. THIS OPTION SHALL NOT BE TRANSFERABLE BY THE HOLDER OTHERWISE THAN BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION, SUBJECT TO THE TERMS AND CONDITIONS OF THE PLAN.

    This Option shall vest and be exercisable [commencing on the Issuance Date]
[as follows:               ].

    This Option shall be exercised by the Holder (or by her executors, administrators, guardian or legal representative) as to all or part of the Shares, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made [within five business days following the date of] [at the time of] exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Company, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Company, (iii) with the consent of the Company, by tendering previously acquired Shares (valued at its Fair Market Value (as defined in the Plan), as determined by the Company as of the date of tender), or (iv) with the consent of the Company, any combination of (i), (ii) and (iii). Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Company may from time to time direct, and shall be in such form, containing such further provisions as the Company may from time to time prescribe. In no event may this Option be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising this

Option shall have any of the rights of a holder of Shares subject to this Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

        (d) TERMINATION OF EMPLOYMENT. In the event of the termination of employment or separation from service of the Holder for any reason (other than death or disability as provided below), this Option, to the extent not previously exer-cised or expired, shall be deemed cancelled and terminated on the day of such termination or separation, unless the Company decides, in its sole discretion, to extend the term of this Option for a period not to exceed three months after the date of such termination or separation.

        (e) DEATH. In the event the Holder dies while employed by the Company or any of its subsidiaries or affiliates, or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, this Option, to the extent not previously expired or exercised, shall, to the extent exercisable on the date of death, be exercisable by the estate of the Holder or by any person who acquired this Option by bequest or inheritance, at any time within one year after the death of the Holder, unless earlier terminated pursuant to its terms, provided, however, that if the term of this Option would expire by its terms within six months after the Holder's death, the term of this Option shall be extended until six months after the Holder's death.

        (f) DISABILITY. In the event of the termination of employment of the Holder or the separation from service of a Director who is a Holder due to total disability, the Holder, or her guardian or legal representative, shall have the unqualified right to exercise any portion of this Option which has not been previously exercised or expired and which the Holder was eligible to exercise as of the first date of total disability (as determined by the Company), at any time within one year after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after such termination or separation, the term of such Option shall be extended until six months after such termination or separation. The term "total disability" shall, for purposes of this Option Certificate, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

       [(g) CHANGE IN CONTROL. In the event of the occurrence of a change in control (as defined below) of the Company, this Option and all rights granted hereunder shall immediately vest and be exercisable in accordance with its terms with respect to those Shares not already vested and exercisable pursuant to the terms of this Option. For purposes of this Option, a "change in control of the Company" shall be deemed to occur if:

            (i) there shall have occurred a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof, whether or not the Company is then subject to such reporting requirement, PROVIDED, HOWEVER, that there shall not be deemed to be a "change in control" of the Company if immediately prior to the occurrence of what would otherwise be a "change in control" of the Company (a) the Executive is the other party to the transaction (a "Control Event") that would otherwise result in a "change in control" of the Company or (b) the Executive is an executive officer, trustee, director or more than 5% equity holder of the other party to the Control Event or of any entity, directly or indirectly, controlling such other party,

            (ii) the Company merges or consolidates with, or sells all or substantially all of its assets to, another company (each, a "Transaction"), PROVIDED, HOWEVER, that a Transaction shall not be deemed to result in a "change in control" of the Company if (a) immediately prior thereto the circumstances in (i)(a) or (i)(b) above exist, or (b)
       (1) the shareholders of the Company, immediately before such Transaction own, directly or indirectly, immediately following such Transaction in excess of fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Transaction (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Transaction and (2) the individuals who were members of the Company's Board of Directors immediately prior to the execution of the agreement providing for such Transaction constitute at least a majority of the members of the board of directors or the board of trustees, as the case may be, of the Surviving Corporation, or of a corporation or other entity beneficially directly or indirectly owning a majority of the outstanding voting securities of the Surviving Corporation, or

           (iii) the Company acquires assets of another company or a subsidiary of the Company merges or consolidates with another company (each, an "Other Transaction") and (a) the shareholders of the Company, immediately before such Other Transaction own, directly or indirectly, immediately following such Other Transaction 50% or less of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Other Transaction (the "Other Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Other Transaction or
       (b) the individuals who were members of the Company's Board of Directors immediately prior to the execution of the agreement providing for such Other Transaction constitute less than a majority of the members of the board of directors or the board of trustees, as the case may be, of the Other Surviving Corporation, or of a corporation or other entity beneficially directly or indirectly owning a majority of the outstanding voting securities of the Other Surviving Corporation, PROVIDED, HOWEVER, that an Other Transaction shall not be deemed to result in a "change in control" of the Company if immediately prior thereto the circumstances in
       (i)(a) or (i)(b) above exist.]

        (h) ADJUSTMENTS. In the event that the Company shall determine that any dividend or other distribution (whether in the form of cash, shares of common stock of the Company, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of common stock of the Company or other securities, the issuance of warrants or other rights to purchase shares of common stock of the Company, or other securities, or other similar corporate transaction or event affects the Shares, such that an adjustment is determined by the Company to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to the Holder, then the Company shall, in such manner as the Company may deem equitable, adjust any or all of (i) the number and type of shares of common stock of the Company subject to this Option, and (ii) the grant or exercise price with respect to this Option, or, if deemed appropriate, make provision for a cash payment to the Holder.

        (i) DELIVERY OF SHARE CERTIFICATES. Within a reasonable time after the exercise of this Option, the Company shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of this Option. If this Option shall have been exercised with respect to less than all of the Shares subject to this Option, the Company shall also cause to be delivered to the person entitled thereto a new Option Certificate in replacement of this Option Certificate if surrendered at the time of the exercise of this Option, indicating the number of Shares with respect to which this Option remains available for exercise, or this Option Certificate shall be endorsed to give effect to the partial exercise of this Option.

        (j) WITHHOLDING. In the event that the Holder elects to exercise this Option or any part thereof, and if the Company or any subsidiary or affiliate of the Company shall be required to withhold any amounts by reasons of any federal, state or local tax laws, rules or regulations in respect of the issuance of Shares to the Holder pursuant to this Option, the Company or such subsidiary or affiliate shall be entitled to deduct and withhold such amounts from any payments to be made to the Holder. In any event, the Holder shall make available to the Company or such subsidiary or affiliate, promptly when requested by the Company or such subsidiary or affiliate, sufficient funds to meet the requirements of such withholding; and the Company or such subsidiary or affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company or such subsidiary or affiliate out of any funds or property due or to become due to the Holder.

        (k) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Option such number of Shares as shall be required for issuance or delivery upon exercise hereof.

        (l) RIGHTS OF HOLDER. Nothing contained herein shall be construed to confer upon the Holder any right to be continued in the employ of the Company and/or any subsidiary or affiliate of the Company or derogate from any right of the Company and/or any subsidiary or affiliate of the Company to retire, request the resignation of, or discharge the Holder at any time, with or without cause. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed herein and are not enforceable against the Company except to the extent set forth herein.

       (m) EXCLUSION FROM PENSION COMPUTATIONS. By acceptance of the grant of this Option, the Holder hereby agrees that any income realized upon the receipt or exercise hereof, or upon the disposition of the Shares received upon its exercise, is special incentive compensations and, to the extent permissible under applicable law, shall not be taken into account as "wages", "salary" or "compensation" in determining the amount of any payment under any pension, retirement, incentive, profit sharing, bonus or deferred compensation plan of the Company or any of its subsidiaries or affiliates.

        (n) REGISTRATION; LEGEND. The Company may postpone the issuance and delivery of Shares upon any exercise of this Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Holder shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

    The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Option unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.

        (o) AMENDMENT. The Company may, with the consent of the Holder, at any time or from time to time amend the terms and conditions of this Option, and may at any time or from time to time amend the terms of this Option.

        (p) NOTICES. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at its office at 3100 Ocean Park Blvd.,Santa Monica, California 90405, Attn: General Counsel, or at such other address as the Company by notice to the Holder may designate in writing from time to time; and if to the Holder, at the address shown below her signature on this Option Certificate, or at such other address as the Holder by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.

        (q) INTERPRETATION. A determination of the Company as to any questions which may arise with respect to the interpretation of the provisions of this Option and of the Plan shall be final and binding. The Company may authorize and establish such rules, regulations and revisions thereof as it may deem advisable.

    IN WITNESS WHEREOF, the parties have executed this Option Certificate as of the date set forth above.

                                                            ACTIVISION, INC.

Dated: ------------------------------------

                                              By: ---------------------------------------
Attest: ------------------------------------  Name:
                                              Title:

ACCEPTED:

-------------------------------------------
               Option Holder

-------------------------------------------
                  Address

-------------------------------------------
City             State             Zip Code

-------------------------------------------
           Social Security Number

                                ACTIVISION, INC.
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

    The undersigned stockholder of Activision, Inc., a Delaware corporation (the "Company"), hereby appoints Robert A. Kotick and Brian G. Kelly and each of them, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, September 23, 1998 at the Loews Santa Monica Beach Hotel, 1700 Ocean Ave., Santa Monica, California 90401, and at any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner set forth below and as further described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given with respect to such shares.

    The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and Annual Report.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND THE PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1. The election of the following persons as Directors of the Company to serve for the respective terms as set forth in the accompanying Proxy Statement.

HAROLD A. BROWN
/ / FOR such nominee    / / WITHHELD as to such nominee
BARBARA S. ISGUR
/ / FOR such nominee    / / WITHHELD as to such nominee
BRIAN G. KELLY
/ / FOR such nominee    / / WITHHELD as to such nominee
ROBERT A. KOTICK
/ / FOR such nominee    / / WITHHELD as to such nominee
STEVEN T. MAYER
/ / FOR such nominee    / / WITHHELD as to such nominee
ROBERT J. MORGADO
/ / FOR such nominee    / / WITHHELD as to such nominee

2.  To approve the adoption of the Company's 1998 Incentive Plan
                 / / FOR             / / AGAINST             / / ABSTAIN

3. To vote and otherwise represent the shares on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof, in their discretion.

                                                      / / MARK HERE IF YOU PLAN
                                                      TO ATTEND THE MEETING

                                                      Please sign exactly as
                                                      name appears hereon and
                                                      date. If the shares are
                                                      held jointly, each holder
                                                      should sign. When signing
                                                      as an attorney, executor,
                                                      administrator, trustee,
                                                      guardian or as an officer
                                                      signing for a corporation,
                                                      please give full title
                                                      under signature.

                                                      Dated

    ----------------------------------------------------------------------------
                                                      , 1998

                                                      --------------------------
                                                              Signature

                                                      --------------------------
                                                      Signature, if held jointly

        Votes must be indicated by filling in (x) in black or blue ink.

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope